UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 3, 2007

Innovo Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5901 S Eastern Ave, Commerce, California		90040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-837-3700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K filed with the SEC on February 7, 2007, on February 1, 2007, Innovo Group Inc.’s (the "Company") subsidiary, Joe’s Jeans Inc., ("JJI") entered into a mutual dissolution agreement with Beyond Blue, Inc. to end its Master Distribution Agreement ("MDA") for the international distribution of its Joe’s® and Joe’s Jeans™ branded products (the "Dissolution Agreement"). As part of the Dissolution Agreement, the parties reserved certain rights relating to certain financial and other obligations between the parties pursuant to the MDA.

On May 24, 2007, BBI filed a complaint in Los Angeles County Superior Court in the State of California (the "Litigation") asserting, among other things, certain of its reserved rights under both the Dissolution Agreement and MDA.

In connection with the Dissolution Agreement, on May 25, 2007, JJI filed an arbitration claim with the American Arbitration Association (the "Arbitration") asserting, among other things, certain of its reserved rights under both the Dissolution Agreement and MDA.

On July 3, 2007, the parties executed a definitive Settlement Agreement and Release ("Settlement"), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein. On July 9, 2007, the parties issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein.

Under the terms of the Settlement, the parties have agreed to dismiss both the Arbitration and Litigation with prejudice and all related claims. Additionally, BBI has agreed to pay $200,000 to JJI, and JJI has agreed to certain restrictions relating to its international business for a period of five years. JJI has also agreed to fulfill certain purchase orders placed by BBI through October 31, 2007, and has agreed to honor and/or reaffirm the terms and conditions of certain written sub-distribution agreements, including certain current distributors of JJI. BBI has also agreed to cease marketing, distributing or selling products or items bearing the Joe’s Jeans™ and related trademarks, with the exception of fulfilling certain pre-existing obligations relating to purchase orders in certain territories through October 31, 2007. In addition, each of the parties entered into a customary mutual release of the other party and customary indemnification provisions.

The preceding description of the Settlement is a summary of the material terms of the agreement, does not purport to be complete, and is qualified in its entirety by the copy of the agreement which is filed herewith as Exhibit 10.1. Exhibit 10.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Description

10.1 Settlement Agreement and Release*

99.1 Press Release dated July 9, 2007

* The Company has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the Commission copies of any of the omitted schedules and exhibits upon request.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovo Group Inc.

July 9, 2007	By:	/s/ Marc Crossman

Name: Marc Crossman
Title: Chief Executive Officer (Principal Executive Officer), President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Settlement Agreement dated July 3, 2007
99.1	Press Release dated July 9, 2007